SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

Xtrackers California Municipal Bond ETF (CA)

On April 17, 2026, the Board of Trustees of DBX ETF Trust (the “Trust”) unanimously voted to close and liquidate Xtrackers California Municipal Bond ETF (the “Liquidating Fund”).
The Liquidating Fund is listed on Nasdaq Stock Market (the “Exchange”). After the close of business on May 7, 2026, the Liquidating Fund will no longer accept creation orders and the final day of trading on the Exchange will be May 7, 2026. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about May 22, 2026.
When the Liquidating Fund commences liquidation of its portfolio securities, the Liquidating Fund may hold cash and securities that may not be consistent with the Liquidating Fund’s investment objective and strategy. During this period, the Liquidating Fund is likely to incur higher tracking error than is typical for the Liquidating Fund. Furthermore, during the time between market open on May 8, 2026 and May 22, 2026, because shares will not be traded on the Exchange, we cannot assure you that there will be a market for your shares.
Shareholders may sell their holdings of the Liquidating Fund on the Exchange until the market close on May 7, 2026, and may incur typical transaction fees from their broker-dealer. If you still hold shares on May 22, 2026, the Liquidating Fund will automatically redeem your shares for cash at the current net asset value per share as of the close of business on that date. Shareholders generally will recognize a capital gain or loss on the redemptions. The Liquidating Fund may or may not, depending upon the Liquidating Fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.
Please Retain This Supplement for Future Reference
April 17, 2026
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